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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-64430 of Medical Graphics Corporation on Form S-8 of our report dated
June 9, 1998 appearing in this annual report on Form 11-K of the Medical Graphics Corporation 401(k) Savings Plan for the year ended December 31, 1997.


                                              DELOITTE & TOUCHE LLP

                                              /s/ DeLoitte & Touche LLP

Minneapolis, Minnesota
June 26, 1998